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                        AEGON/TRANSAMERICA SERIES TRUST

     Supplement dated February 24, 2006 to Prospectus dated May 1, 2005, as previously supplemented

                                     * * *

                    Transamerica U.S. Government Securities

The following information either replaces or supplements information, as applicable, that currently appears under "Additional Information - Portfolio Managers" in your prospectus:

Heidi Y. Hu, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead (Fixed Income) Manager of Transamerica Balanced, Transamerica Value Balanced and Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

Greg D. Haendel, CFA, is Senior Securities Analyst at TIM. Mr. Haendel is the Co-Manager of Transamerica U.S. Government Securities. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

Derek S. Brown, CFA, is Portfolio Manager at TIM. Mr. Brown is the Co-Manager of Transamerica U.S. Government Securities. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A.
in Communications Studies from the University of Maine.

                                     * * *

                          Transamerica Value Balanced

The fourth paragraph of the section entitled "Portfolio Managers" under "Management" is hereby deleted.

                                     * * *


         Investors should retain this Supplement for future reference.